SCUDDER                                                        [logo]


Scudder High Yield Tax Free Fund

Supplement to Prospectus
Dated May 1, 1997

On August 12, 1997, the Fund's Board of Trustees approved a new Investment Management Agreement, which reduced the management fee payable to the Adviser on assets up to $200 million and in excess of $300 million. The management fee charged on assets between $200 and $300 million remains the same. The complete fee schedule is:

                             Annual Investment
Average daily net assets     Management fee rate
------------------------     -------------------

  First $300 million               0.65 of 1%

  Exceeding $300 million           0.60 of 1%

The effect of this graduation is that increases in the Fund's net assets will result in a lower annual fee rate and decreases in the Fund's net assets will result in a higher annual fee rate.

As of August 13, 1997, the effective date of the new Investment Management Agreement, the Fund's net assets were approximately $309.9 million.




August 13, 1997



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SCUDDER                                                        [logo]



                                                                August 13, 1997

Dear Scudder Investor,

   We're  pleased to announce  that  Scudder High Yield Tax Free Fund's Board of
Trustees has voted to change the Fund's management fee schedule and reduce management fees on fund assets up to $200 million and in excess of $300 million to help shareholders benefit from economies of scale provided by the Fund's growth. The prospectus supplement on the reverse side is formal notice of changes.

   If you have any questions about this letter or the prospectus supplement, please call us at 1-800-225-2470, between 8 a.m. and 8 p.m., eastern time, Monday through Friday. We will be happy to help you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.





   This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                                  (over please)